Note 14 - Earnings Per Common Share	6 Months Ended
Jun. 30, 2014
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
14.	Earnings Per Common Share:

All shares issued (including non-vested shares issued under the Company’s Stock Incentive Plan) are the Company's common stock and have equal rights to vote and participate in dividends and in undistributed earnings. Non-vested shares do not have a contractual obligation to share in the losses. Dividends declared during the period for non-vested common stock as well as undistributed earnings allocated to non-vested stock are deducted from net income attributable to common shareholders for the purpose of the computation of basic earnings per share in accordance with two-class method as required by relevant guidance. The denominator of the basic earnings per common share excludes any non-vested shares as such are not considered outstanding until the time-based vesting restriction has elapsed.

For purposes of calculating diluted earnings per share the denominator of the diluted earnings per share calculation includes any incremental shares assumed issued under the treasury stock method weighted for the period the non-vested shares were outstanding, with the exception of the 21,034 shares, granted to the Company's CEO, which will vest in  the event of change of control. Consequently, those shares are excluded from the remaining non-vested shares. The denominator of the diluted earnings per share calculation also includes the potential dilution that could occur if warrants to issue common stock (Note 11) were exercised, to the extent that they are dilutive, using the treasury stock method.

The components of the calculation of basic and diluted earnings per share for the six months ended June 30, 2013 and 2014 are as follows:

	Six months ended June 30,
	2013	2014
Income:
Net income	$4,486	$(415)

Basic Earnings per share:
Weighted average common shares outstanding, basic	2,432,907	6,867,971
Weighted average common shares outstanding, diluted	2,433,978	6,867,971
Basic and diluted Earnings / (loss) per share	$1.84	$(0.06)

For the six months ended June 30, 2013 and 2014; 21,034 shares, of non-vested shares as at the end of each period, were not included in the computation of diluted earnings per share because to do so would have been antidilutive for the periods presented. For the six month period ended June 30, 2014, the Company would have included 3,949,667 additional common shares in the computation of diluted earnings per share to account for all outstanding warrants under the treasury method (Note 11), since the average market price of the Company’s common stock during the period ended 30 June, 2014 exceeded the exercise price of the warrants and hence the latter would have had a dilutive effect. However given that the Company incurred losses, the effect of including any potential common shares in the denominator of diluted per-share computations would have been anti-dilutive and therefore basic and diluted losses per share are the same.